Global Water Resources Appoints Chris Krygier as COO

PHOENIX, AZ – February 7, 2023 – Global Water Resources, Inc. (NASDAQ: GWRS), (TSX: GWR), a pure-play water resource management company, has appointed noted utility industry leader, Chris Krygier, to the new position of chief operations officer. He previously served as the company’s chief strategy officer since June 2020.

As COO, Krygier will be responsible for Global Water’s regulated water and wastewater utility operations across its expanding footprint in Arizona, including continuing to oversee the company’s business development and regulatory affairs.

Krygier will also continue to lead the company’s acquisition and growth initiatives, building on Global Water’s record of successful acquisitions of 12 utilities acquired in Maricopa, Pinal and Pima County since 2017.

Over the last three years, he has helped the company acquire seven of those utilities in Pima County and one in Pinal County. The company announced earlier this month that has completed the acquisition of Farmers Water which added 3,300 active water service connections in Pima County.

"Chris has been a valued member our executive team, helping us grow the company with a thoughtful and disciplined approach to utility consolidation, including a broader regulatory strategy,” stated company president and CEO, Ron Fleming. “His knowledge and expertise have helped us remain at the forefront of the water management industry. We look forward to his future contributions in his new role as we continue to improve and grow our core asset base in Arizona, with potential expansion throughout the southwest U.S.”

Krygier brings to the position more than 15 years of experience in operations management, regulatory strategy, and capital deployment for large projects and transactions, along with multi-state experience and industry knowledge. He has extensive experience regulatory experience representing utilities in over 10 states, including electric, natural gas, water and wastewater companies. He has also represented utilities before the Arizona Corporation Commission.

“I see great potential for further utility consolidation as well as additional opportunities for new utility solutions to support the booming Arizona economy,” commented Krygier. ”This includes opportunities in the Inland Port Arizona mega-site where we are working to provide water, wastewater and recycled water services to numerous new manufacturing facilities. As COO, I will continue to advance these initiatives and further our mission of providing safe, high-quality water services to the communities we have the privilege to serve.”

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Prior to joining Global Water, Krygier served as director of operations for a water and wastewater utility division of an investor owned, publicly traded, multi-national renewable energy, and regulated utility conglomerate. He oversaw 75,000 water and wastewater active connections in Arizona and Texas. He also served as its director of rates, regulatory and governmental affairs, and in other positions for a division that served hundreds of thousands of customer connections throughout the mid-western United States. He played an integral role in the acquisition and integration of multiple billion-dollar transactions related to wind power generation and distribution.

Earlier in his career, Krygier held several positions of increasing responsibility at American Water, the United States largest water and wastewater investor owned utility. He has also served on numerous utility industry and volunteer boards and committees, including Southern Gas Utilities Association and Water Utilities Association of Arizona.

He earned his Bachelor of Science in Economics and MBA in Finance from Arizona State University’s W. P. Carey School of Business. He also previously served as a board member of ASU’s Hispanic Business Alumni Association. He is also a Certified Management Accountant as designated by the Institute of Management Accountants and is a CFA charterholder.

About Global Water Resources
Global Water Resources, Inc. is a leading water resource management company that owns and operates 29 systems which provide water, wastewater, and recycled water services. The company’s service areas are located primarily in growth corridors around metropolitan Phoenix. Global Water recycles over 1 billion gallons of water annually.

The company has been recognized for its highly effective implementation of Total Water Management (TWM). TWM is an integrated approach to managing the entire water cycle that involves owning and operating water, wastewater and recycled water utilities within the same geographic area in order to maximize the beneficial use of recycled water. It enables smart water management programs such as remote metering infrastructure and other advanced technologies, rate designs, and incentives that result in real conservation. TWM helps protect water supplies in water-scarce areas experiencing population growth.

Global Water has received numerous industry awards, including national recognition as a ‘Utility of the Future Today’ for its superior water reuse practices by a national consortium of water and conservation organizations led by the Water Environment Federation (WEF). The company also received Cityworks’ 2022 Excellence in Departmental Practice Award for demonstrating leadership and creativity in applying public asset management strategies to daily operations and long-term planning.

To learn more, visit www.gwresources.com.

Cautionary Note Regarding Forward-Looking Statements
This press release includes certain forward-looking statements which reflect the company's expectations regarding future events. The forward-looking statements involve a number of assumptions, risks, uncertainties, and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. These forward-looking statements include, but are not limited to, statements concerning our strategy; expectations about future business plans, prospective performance, growth, and opportunities; future financial performance; technologies; plans and expectations for capital expenditures; and other statements that are not historical facts as well as statements identified by words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," or the negative of these terms, or other words of similar meaning. These statements are based on our current beliefs or expectations and are inherently subject to a number of risks, uncertainties, and assumptions, most of which are difficult to predict and many of which are beyond our control. Actual results may differ materially from these expectations due to changes in political, economic, business, market, regulatory, and other factors, including the duration and severity of the COVID-19 pandemic and the actions to contain the virus or treat its impact, such as the efficacy of vaccines (particularly with respect to emerging strains of the virus). Factors that may also affect future results are disclosed under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our filings with the Securities and Exchange Commission (the "SEC"), which are available at the SEC's website at www.sec.gov. This includes, but is not limited to, our Annual Report on Form 10-K for the year ended December 31, 2021, our Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, and subsequent filings with the SEC. Additional risks and uncertainties include, but are not limited to, whether all conditions precedent in the definitive agreement to acquire Farmers Water Company will be satisfied, including the receipt of ACC approval, and other risks to consummation of the acquisition, including

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circumstances that could give rise to the termination of the definitive agreement and the risk that the transaction will not be consummated without undue delay, cost or expense, or at all. Accordingly, investors are cautioned not to place undue reliance on any forward-looking statements, which reflect management’s views as of the date hereof. We undertake no obligation to publicly update any forward-looking statement, except as required by law, whether as a result of new information, future developments or otherwise.

Company Contact
Michael Liebman
CFO and SVP
Tel (480) 999-5104
mike.liebman@gwresources.com

Investor Relations Contact
Ron Both or Grant Stude
CMA Investor Relations
Tel (949) 432-7566
gwrs@cma.team

Media & ESG Contact
Tim Randall
CMA Media Relations
Tel (949) 432-7572
gwrs@cma.team

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